VANGUARD
U.S. GROWTH FUND

Annual Report - August 31, 1998

[PHOTO]

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.



                                    CONTENTS


                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                        1


                                 THE MARKETS IN
                                   PERSPECTIVE
                                        5


                                   REPORT FROM
                                   THE ADVISER
                                        7


                               PERFORMANCE SUMMARY
                                        9


                                  FUND PROFILE
                                       10


                              FINANCIAL STATEMENTS
                                       12


                                    REPORT OF
                             INDEPENDENT ACCOUNTANTS
                                       19

   All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]
John J. Brennan               John C. Bogle
Chairman and CEO              Senior Chairman

Despite turbulence in the domestic stock market, Vanguard U.S. Growth
Fund earned an excellent return of +14.0% in the fiscal year ended August 31, 1998. This result was tremendous in comparison with that of the average growth mutual fund, which suffered a small decline, and was well ahead of the performance of the Standard & Poor's 500 Composite Stock Price Index.

       The adjacent table presents the fiscal-year total returns (capital change plus reinvested dividends) of the U.S. Growth Fund, the unmanaged S&P 500 Index, and our average competitor. Our fund's return is based on an increase in net asset value from $27.74 per share on August 31, 1997, to $30.36 on August 31, 1998, with the ending net asset value adjusted for a dividend of $0.27 per share paid from net investment income and a distribution of $0.89 per share paid from net realized capital gains.

----------------------------------------------------------
                                           TOTAL RETURNS
                                         FISCAL YEAR ENDED
                                          AUGUST 31, 1998
----------------------------------------------------------
Vanguard U.S. Growth Fund                      +14.0%
----------------------------------------------------------
Average Growth Fund                            - 2.0%
----------------------------------------------------------
S&P 500 Index                                  + 8.1%
----------------------------------------------------------

FINANCIAL MARKETS IN REVIEW

Through the first 10 1/2 months of the fiscal year that ended August 31, 1998, the U.S. stock market continued the remarkable climb that began 16 years ago. The market's advance--spearheaded by a relatively few large-capitalization growth stocks--had boosted the S&P 500 Index to a +33.8% gain as of July 17. However, the market took back most of that gain during the following six weeks, culminating in a -6.8% drop on August 31 that left the S&P 500 Index up just +8.1% for the fiscal year. The rest of the market lagged the large-cap dominated S&P 500 on the way up, and fell further during the July-August downdraft. For the full fiscal year, stocks outside of the S&P 500, represented by the Wilshire 4500 Index, declined -12.3%.

       The sharp decline in interest rates during the fiscal year helped raise the valuations of stocks--especially growth stocks. The yield on the 30-year U.S. Treasury bond, which began the year at 6.61%, fell precipitously to 5.27% on August 31, the lowest level for long-term Treasury bonds in 30 years. Yields on 3-month Treasury bills declined by a relatively modest 39 basis points (0.39 percentage point) to 4.83% on August 31. Thus, as of the fiscal year-end, a minuscule gap of only 44 basis points separated the yield on 3-month T-bills from the yield on 30-year Treasuries.

       Although serious problems in Asia began to surface over a year ago, in summer 1997, investors soon shrugged them off because the U.S. economy, powered by strong consumer spending, continued to expand at a rapid pace, driving the nation's unemployment rate to 4.3%, the lowest rate since early 1970. Indeed, Asia's economic woes seemed for a time to have mainly beneficial side effects for the United States: Sharply lower prices for oil and many other commodities eased the inflationary pressures that might have been expected to develop in response to low unemployment and rising wages.

       Investor attitudes shifted abruptly in mid-July. Analysts cited many causes for the shift, including the persistence of the Asian crisis, which dampened demand for U.S. exports;

worsening political and economic troubles in Russia; and uncertainty about U.S. political leadership due to the investigation of President Clinton.

       Our own guess is that the market's summer swoon might have another explanation: After 16 years of a bull market--the last three of which provided stupendous gains--stock prices may simply have gotten too far ahead of corporate earnings, the key fundamental that ultimately drives the stock market. Earnings during the first half of 1998 were flat or slightly lower in comparison with the first half of 1997. Without earnings growth, even optimists found it hard to justify stock prices that were averaging some 25 times projected earnings for the year ahead.

FISCAL 1998 PERFORMANCE OVERVIEW

Your fund's return of +14.0% during fiscal 1998 bested the performance of 97.5% of all growth funds and was a full 16 percentage points ahead of the -2.0% decline registered by the average growth fund, according to Lipper Analytical Services. This remarkable margin of superiority stemmed primarily from our customary emphasis on very large growth stocks, which during the past twelve months were the market's star performers. The growth component of the S&P 500 Index gained +16.4% during the fiscal year, while the growth stocks in the small-cap Russell 2000 Index fell -26.3%, an astounding disparity between large-cap and small-cap growth stocks. Many competing growth funds hold small- and mid-cap stocks, which was a clear disadvantage during the past twelve months.

       Our edge over the S&P 500 Index resulted from an unusually wide split of another kind--between returns on growth and value stocks. Investors placed a premium during the past year on growth stocks that they perceived as reliable sources of higher earnings. While the S&P 500's growth-stock component was gaining +16.4% over the past twelve months, its value component had a negative return of -0.4%.

       We believe that large growth stocks won't always be the market's favorites. History suggests that value stocks and small-cap stocks are sure to enjoy periods of superior performance, though the timing and length of such cycles are unpredictable. Indeed, the last time there was a disparity between growth and value stocks as large as this year's was fiscal 1993, when value stocks (+23.9%) left growth stocks (+6.4%) in the dust by a margin of 17.5 percentage points. In the long run, as such episodes suggest, the returns from all investment styles strongly tend to revert to the market norm.

LONG-TERM PERFORMANCE OVERVIEW

A single year's results, good or bad, are not a meaningful basis for judging a mutual fund's performance. But the U.S. Growth Fund has also distinguished itself over the longer term. The adjacent table presents the average annual return of the fund and its comparative benchmarks for the past ten years along with the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, and the S&P 500 Index.

-------------------------------------------------------------------
                                             TOTAL RETURNS
                                    10 YEARS ENDED AUGUST 31, 1998
                                    -------------------------------
                                     AVERAGE       FINAL VALUE OF
                                     ANNUAL           A $10,000
                                      RATE       INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard U.S. Growth Fund           +18.5%             $54,575
-------------------------------------------------------------------
Average Growth Fund                 +14.0%             $37,024
-------------------------------------------------------------------
S&P 500 Index                       +17.0%             $48,268
-------------------------------------------------------------------

       Over the ten-year period, our average annual return of +18.5% exceeded the returns of 91.6% of all growth funds and outclassed the average growth fund by 4.5 percentage points annually. This margin, compounded over a full decade, amounts to a stunning difference in wealth. A $10,000 investment in the U.S. Growth Fund would have grown over ten years to $54,575, versus $37,024 for an identical sum invested in the average growth fund. The difference of $17,500 is equal to 175% of the original investment.

       Three principal factors account for our strong relative performance. First, large-cap growth stocks--our bread and butter--were powerful performers for most of the past decade. Second, our adviser, Lincoln Capital Management Company, has provided outstanding portfolio management. And third, our low costs give us a consistent and powerful advantage over most other funds. Our expense ratio of 0.41% of average net assets during the past year was less than one-third the 1.53% expense ratio charged by the average growth fund. That gives us a nice head start, year after year, in our effort to produce superior returns.

       Your fund also managed to outperform the S&P 500 Index over the past decade by about 1.5% annually, which translates into an additional $6,300 on a decade-long investment of $10,000. Beating the index return is no easy feat, because an index exists only on paper and therefore incurs none of the operating or transaction costs that any real-world investment portfolio must bear.

       We emphasize that our past performance is no guide to how the U.S. Growth Fund will perform in the future. Indeed, we fully expect the absolute returns from stocks over the next decade to be lower than those of the past decade, when the +17.0% return on stocks exceeded by more than 50% their long-term average of 11% a year. And it is hard to imagine that we could continue to outperform our comparative benchmarks by such wide margins, though we certainly will try to do so.

IN SUMMARY

In our letter a year ago, after a third consecutive year of big gains for the stock market, we urged shareholders to be mindful of both risk and reward in constructing their personal portfolios. The recent volatility of financial markets has underscored the importance of balanced investing--a program consisting of stock funds, bond funds, and reserves in proportions suited to your goals, time horizon, and tolerance for market fluctuations.

       Once you've developed a balanced, long-term investment plan, you should be prepared to stick with it through the inevitable fluctuations in returns and in market psychology. We assure you that the U.S. Growth Fund will remain steadfast in its strategy of investing in large, well-seasoned, financially strong corporations with solid prospects for long-term earnings growth.

/s/ JOHN C. BOGLE                                        /s/ JOHN J. BRENNAN

John C. Bogle                                            John J. Brennan
Senior Chairman                                          Chairman and
                                                         Chief Executive Officer
September 14, 1998

NOTE: You'll observe that we've made a minor change in the name of the U.S. Growth Fund. We replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders of Vanguard U.S. Growth Fund overwhelmingly approved five proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the fund pays annually by an estimated $473,000. Approved by 98.21% of the shares voted, as follows:

     ----------------------------------------------------------------
           FOR                    AGAINST                  ABSTAIN
     ----------------------------------------------------------------
       168,812,145               1,095,889                1,973,650
     ----------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the U.S. Growth Fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 93.01% of shares voted, as follows:

     ----------------------------------------------------------------
           FOR                    AGAINST                  ABSTAIN
     ----------------------------------------------------------------
       159,860,112               9,450,650                2,570,922
     ----------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 92.61% of the shares voted, as follows:

     ----------------------------------------------------------------
            FOR                    AGAINST                 ABSTAIN
     ----------------------------------------------------------------
       159,179,684               9,953,364                2,748,636
     ----------------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the fund's policy of avoiding investments in securities that are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well-intentioned but wrongly focused and unnecessary in light of the fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved by 88.14% of the shares voted, as follows:

     ----------------------------------------------------------------
            FOR                    AGAINST                 ABSTAIN
     ----------------------------------------------------------------
       151,495,269              17,367,936                3,018,479
     ----------------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN UNSEASONED COMPANIES. This change eliminates the fund's policy of not investing more than 5% of net assets in securities issued by companies that have fewer than three years of operating history, taking into account any predecessors. The policy was unduly restrictive. Approved by 90.24% of the shares voted, as follows:

     ----------------------------------------------------------------
           FOR                    AGAINST                   ABSTAIN
     ----------------------------------------------------------------
       155,114,613              13,563,869                 3,203,202
     ----------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED AUGUST 31, 1998
                                                           [PHOTO]

U.S. financial markets were anything but placid during the fiscal year ended August 31, 1998. Falling interest rates made it a good year for bond investors, while stock investors experienced both ecstasy and agony.

       Disparities abounded in the economic sphere, too. While the U.S. economy perked along quite nicely and European economies seemed to be coming out of the doldrums, Asian economies slumped. By fiscal year-end, fears were growing that the crisis in Asia would cause more worldwide disruption than originally anticipated.

       For most of the fiscal year, the U.S. economy's strong performance made the stock market forget all about Asia. Growth was strong, led by a powerful rise in consumer spending. Consumers felt flush because jobs were plentiful--unemployment fell to levels last seen in 1970--and wages were rising at the fastest rate in years. Happily, the robust economy did not trigger higher inflation. Consumer prices rose just 1.6% during the fiscal year, as prices for oil and many other commodities declined because of weak demand and ample supplies. Also keeping a lid on prices was the U.S. dollar's rise against the currencies of Canada, Mexico, and several Asian nations.

--------------------------------------------------------------------------------
                                                   AVERAGE ANNUALIZED RETURNS
                                                 PERIODS ENDED AUGUST 31, 1998
                                                --------------------------------
                                                1 YEAR      3 YEARS      5 YEARS
--------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                                 8.1%        21.8%         18.3%
   Russell 2000 Index                          -19.4          4.8           8.1
   MSCI EAFE Index                               0.1          5.8           5.8
--------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                  10.6%         8.2%          6.8%
   Lehman 10-Year Municipal Bond Index           8.6          7.4           6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                   5.2          5.3           5.0
--------------------------------------------------------------------------------
OTHER
   Consumer Price Index                          1.6%         2.2%          2.4%
--------------------------------------------------------------------------------

U.S. STOCK MARKETS

The great bull market in U.S. stocks that began in August 1982 was interrupted--if not terminated--during the final six weeks of fiscal year 1998. After rising to a record close of 1,186.75 on July 17, the S&P 500 Index fell by 19.2% from its top level and ended the year with a return of 8.1%.

       Although widely regarded as a proxy for U.S. stocks, the S&P 500 Index actually represents about 70% of the market's total value. The "other 30%" did far worse than the S&P 500, whose performance was led by an exclusive group of large growth stocks. Small-capitalization stocks, as represented by the Russell 2000 Index, peaked in April and couldn't keep pace with large-cap stocks. But small stocks were spared none of the pain during the market's summer slide, with the Russell 2000 falling 31% from its high and 19.4% for the fiscal year.

       Within the S&P 500, results from value and growth stocks were like night and day. Value stocks, whose prices reflect modest market expectations for future earnings, are characterized by below-average prices in relation to earnings, dividends, and book value. Usually, value stocks hold up better than growth stocks during market downturns. Not in 1998. Value stocks within the S&P fell 16.1% during August, versus a 13.0% drop for growth stocks. For the year, value stocks were down 0.4%, while growth stocks rose 16.4%.

       The market flopped in response to a combination of concerns, chiefly that Asia's problems would restrain U.S. economic growth and that a series of corporate earnings disappointments--the results of tough competition and rising wages--presaged widespread profit setbacks. Securities analysts kept cutting forecasts for corporate earnings all year, though it took a while for the earnings weakness to deflate investor confidence. But when the letdown came, it was impressive: The S&P 500's decline in the final six weeks of the fiscal year came within a whisker of the 20% threshold often used to define a bear market. Small-cap stocks, as noted, passed well over the 20% threshold.

       Among S&P 500 stocks, the best-performing sectors were those often regarded as relatively safe from economic troubles at home or abroad. Telecommunications stocks lifted the utilities sector to gains of nearly 40%, while pharmaceutical companies led a rise of 29% in the health-care sector. The worst-performing sectors reflected slumping prices for oil, basic metals, and other commodity products. The "other energy" category, which includes oil services and exploration companies, declined 41% as low energy prices caused huge cutbacks in drilling activity. Losses were steep for many stocks in the producer-durables sector (aircraft, farm equipment, etc.) and the materials & processing sector (chemicals, paper, steel, etc.).

U.S. BOND MARKETS

The low inflation that took a toll on corporate profits was a tonic for bonds. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. fixed-income market, earned 10.6%. Interest rates fell across the board, especially for long-term U.S. Treasury securities. Yields on 30-year, 10-year, and 3-year Treasuries fell by about 1.35 percentage points to 5.27%, 4.98%, and 4.72%, respectively. Three-month Treasury bills declined 0.39 point to 4.83%. Treasuries benefited not only from low inflation and from expectations of a slowing economy, but from investors' perception that such bonds offered a relatively safe haven from the volatility of the world's stock and currency markets.

       Other bond sectors, which don't benefit directly from the "safe haven" effect, didn't fare as well. Lower interest rates aren't a clear blessing for mortgage-backed securities because investors expect low rates to boost mortgage refinancing, leading to heavy prepayments of principal that would be reinvested at lower rates. High-yield corporate bonds earned just 3.2%, on average, as prices fell in response to fears that a slowdown in the economy would hurt companies' ability to service their debt, resulting in higher defaults.

INTERNATIONAL STOCK MARKETS

For international investors, Europe was the only place to be during the past 12 months. As a group, European stocks gained 24.1% in U.S. dollar terms (21.5% in local-currency terms), as economic growth picked up and the continent's high unemployment rates edged lower. Stocks in Europe also benefited from seemingly smooth progress toward the adoption by 11 nations of a single currency, the euro, and from the belief that a common currency will force European companies to become more efficient and profitable if they are to attract investors' capital.

       Nearly everywhere else, stock prices plummeted. In Japan, which was hit by its worst recession since World War II, stocks fell to 12-year lows, declining 32.6% in U.S. dollar terms. Shrinking economies and devastated currency values erased years of gains in many formerly high-flying Asian markets, including Indonesia (stocks down 76%), Malaysia (-64%), South Korea (-63%), and Thailand (-61%). Even in Hong Kong, whose currency remained stable against the U.S. dollar, stock prices fell 52%. Declines in Latin
American stocks ranged from 44% in Mexico to 72% in Venezuela.

REPORT FROM THE ADVISER
                                                           [PHOTO]

Events during the 12 months ended August 31, 1998, the fiscal year for Vanguard U.S. Growth Fund, amply fulfilled the sage forecast that stocks will fluctuate. A great year had been in the making, but a large measure of the high returns earned during the first 11 months (32.7% for the U.S. Growth Fund and 26.4% for the S&P 500 Index) evaporated with August's collapse, one of history's more notable swoons.

       In light of such volatility in absolute returns, our focus here will be on relative returns, or how the fund performed versus its competition. U.S. Growth's investment philosophy--emphasizing large-capitalization growth stocks--was one that attracted many investors during the year, a trend that gave these stocks (and the fund) a nice tailwind. The fund's 14.0% return for the fiscal year placed it ahead of several benchmarks: by about 6 percentage points over the returns of the S&P 500 and Russell 1000 Growth Indexes and 16 points over that of the average growth mutual fund. We lagged by 2 percentage points the S&P/BARRA Growth Index, which is highly concentrated in large-cap stocks. Mid-cap and small-cap indexes suffered during the fiscal year, declining about -8% and -19%, respectively. It was really tough going in those smaller-cap sectors.

       The divergence in returns between large-cap growth stocks and the rest of the equity market was striking. Here's our perspective on some of the reasons:

       1. Because of weakness in Asia, worldwide business activity was restrained and domestic inflation stayed benign, making it tougher for many U.S. commodity-like businesses (paper, aluminum, oil) and export businesses to secure good sales and pricing.

       2. Interest rates declined, producing a lower discount rate, which raises the theoretical value of the future earnings and dividends from growth stocks.

       3. To investors, large companies seem to be strengthening their competitive advantages, including strong finances, deep pools of management talent, and leading market positions.

       4. Bigger companies have progressed more rapidly in improving their capital efficiency. Companies that need less capital to generate a given level of earnings growth are worth more to investors.

       5. In an uncertain environment, investors have preferred higher-quality companies.

       Whether these forces will ultimately prove to be durable or to be mere rationalizations for the high valuations of growth stocks remains to be seen.

       Over the past year, the composition of the U.S. Growth Fund remained relatively stable. In only one industry sector, health care, did the proportion of fund assets change by more than 3 percentage points, in this instance from 18.5% to 21.6%. The most interesting modification was that the number of stock holdings rose from 54 to 77. Our seven researchers specializing in market sectors were particularly productive in uncovering fruitful opportunities, especially in retailing. The degree of concentration represented by the fund's ten largest commitments remained at about 38%. Eight of the companies on our "top ten" list as of August 31 were also on the list a year ago. General Electric and Merck were the two additions, with Philip Morris and American Home Products leaving the list.

       In terms of estimated 1999 earnings, the S&P 500 Index and the U.S. Growth Fund are selling at price/earnings multiples of 20 and 25, respectively. Cash dividend yields on their holdings are about 1.5% for the index and 1.0% for the fund. With dividends so low, it would seem that investors must look to growth in earnings as the principal source of future investment returns. While there will always be some earnings disappointments, overall fundamentals seem good for stocks in the U.S. Growth Fund.

David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

September 10, 1998

INVESTMENT PHILOSOPHY
The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.

PERFORMANCE SUMMARY
U.S. GROWTH FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1978-AUGUST 31, 1998
---------------------------------------------------------
                    U.S. GROWTH FUND             S&P 500
FISCAL     CAPITAL     INCOME       TOTAL         TOTAL
YEAR       RETURN      RETURN      RETURN        RETURN
---------------------------------------------------------
1979        10.5%       2.7%        13.2%        11.6%
1980        11.9        3.7         15.6         18.2
1981         8.5        3.2         11.7          5.4
1982        -4.8        3.5         -1.3          3.2
1983        51.3        4.2         55.5         44.0
1984         0.9        1.9          2.8          6.1
1985        16.4        3.7         20.1         18.3
1986        23.6        3.0         26.6         39.1
1987        15.1        2.7         17.8         34.5
1988       -23.5        1.9        -21.6        -17.8
1989        39.6        1.1         40.7         39.2
1990         3.7        1.3          5.0         -5.0
1991        31.9        2.4         34.3         26.9
1992         7.5        1.3          8.8          7.9
1993         0.5        1.2          1.7         15.2
1994         5.5        1.5          7.0          5.5
1995        21.3        1.5         22.8         21.4
1996        23.5        1.8         25.3         18.7
1997        31.1        1.4         32.5         40.6
1998        12.9        1.1         14.0          8.1
---------------------------------------------------------

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.

[GRAPH]

CUMULATIVE PERFORMANCE: AUGUST 31, 1988-AUGUST 31, 1998
--------------------------------------------------------------------------------
                U.S. Growth          Average Growth Fund           S&P 500 Index
1988-08            10000                    10000                      10000
1988-11            10418                    10248                      10564
1989-02            11092                    10997                      11247
1989-05            12708                    12351                      12597
1989-08            14072                    13530                      13924
1989-11            14381                    13326                      13822
1990-02            13982                    12682                      13373
1990-05            16118                    14006                      14690
1990-08            14779                    12615                      13230
1990-11            14566                    12311                      13342
1991-02            17743                    14362                      15335
1991-05            18990                    15514                      16423
1991-08            19845                    16114                      16789
1991-11            19149                    15570                      16056
1992-02            21509                    17498                      17786
1992-05            21406                    17008                      18040
1992-08            21597                    16897                      18119
1992-11            22947                    18271                      19022
1993-02            21975                    18480                      19681
1993-05            21632                    19087                      20135
1993-08            21961                    20048                      20876
1993-11            22349                    19970                      20943
1994-02            23008                    20773                      21322
1994-05            22736                    19968                      20993
1994-08            23492                    20908                      22018
1994-11            23159                    19898                      21162
1995-02            25054                    20966                      22892
1995-05            27535                    22648                      25231
1995-08            28837                    25096                      26740
1995-11            32405                    26121                      28988
1996-02            34850                    27409                      30835
1996-05            36415                    29320                      32406
1996-08            36128                    28283                      31748
1996-11            41925                    31629                      37065
1997-02            43574                    32403                      38903
1997-05            46835                    34516                      41938
1997-08            47871                    37761                      44653
1997-11            50839                    38588                      47633
1998-02            57236                    42251                      52520
1998-05            60076                    43442                      54807
1998-08            54575                    37024                      48268

                                                  AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED AUGUST 31, 1998
                                                ---------------------------------     FINAL VALUE OF A
                                                1 YEAR       5 YEARS     10 YEARS    $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
         U.S. Growth Fund                       14.01%       19.97%       18.49%           $54,575
         Average Growth Fund                    -1.95        13.05        13.99             37,024
         S&P 500 Index                           8.09        18.25        17.05             48,268
-------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
--------------------------------------------------------------------------------------------------------------------------
                                                                                                     10 YEARS
                                                 INCEPTION                               ---------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
U.S. Growth Fund                                 1/6/1959       32.91%      24.08%        18.23%        1.45%       19.68%
--------------------------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
U.S. GROWTH FUND

This Profile provides a snapshot of the fund's characteristics as of August 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               U.S. GROWTH         S&P 500
----------------------------------------------------------
Number of Stocks                        77             500
Median Market Cap                   $65.3B          $43.9B
Price/Earnings Ratio                 30.6x           20.9x
Price/Book Ratio                      6.9x            3.8x
Yield                                 0.7%            1.7%
Return on Equity                     25.8%           21.8%
Earnings Growth Rate                 21.1%           16.1%
Foreign Holdings                      1.3%            1.6%
Turnover Rate                          48%              --
Expense Ratio                        0.41%              --
Cash Reserves                         0.9%              --

INVESTMENT FOCUS
----------------------------------------------------------
[GRAPH]

VOLATILITY MEASURES
----------------------------------------------------------
                               U.S. GROWTH         S&P 500
----------------------------------------------------------
R-Squared                             0.93            1.00
Beta                                  0.99            1.00

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------
Microsoft Corp.                                   5.2%
General Electric Co.                              5.2
The Coca-Cola Co.                                 4.0
Pfizer, Inc.                                      4.0
Procter & Gamble Co.                              3.9
Cisco Systems, Inc.                               3.8
Merck & Co., Inc.                                 3.4
Intel Corp.                                       3.3
Monsanto Co.                                      3.0
Bristol-Myers Squibb Co.                          2.7
------------------------------------------------------
Top Ten                                          38.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------
                                       AUGUST 31, 1997                 AUGUST 31, 1998
                                     ----------------------------------------------------------
                                        U.S. GROWTH             U.S. GROWTH            S&P 500
                                     ----------------------------------------------------------
Auto & Transportation                        0.0%                   0.0%                 3.1%
Consumer Discretionary                       9.6                   14.0                 11.2
Consumer Staples                            23.8                   17.3                 10.0
Financial Services                          12.7                   11.0                 16.8
Health Care                                 18.5                   21.6                 12.7
Integrated Oils                              0.0                    0.0                  6.5
Other Energy                                 1.4                    0.0                  1.0
Materials & Processing                       8.6                    5.8                  4.4
Producer Durables                            3.4                    2.3                  3.4
Technology                                  20.0                   20.5                 13.6
Utilities                                    0.0                    0.0                 11.5
Other                                        2.0                    7.5                  5.8
-----------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's net assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS

AUGUST 31, 1998



STATEMENT OF NET ASSETS                                          [PHOTO]

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
U.S. GROWTH FUND                      SHARES         (000)
----------------------------------------------------------
COMMON STOCKS (99.1%)
----------------------------------------------------------
CONSUMER DISCRETIONARY (13.8%)
-  Abercrombie & Fitch Co.         1,500,000   $   64,500
   Avon Products, Inc.             1,100,000       69,162
   Carnival Corp.                  3,000,000       86,625
   Circuit City Stores, Inc.         300,000        9,263
-  CompUSA, Inc.                   2,000,000       23,750
-  Costco Cos., Inc.                 500,000       23,531
   Dayton Hudson Corp.               900,000       32,400
   The Walt Disney Co.             4,400,000      120,725
   Gillette Co.                    3,600,000      148,050
   Home Depot, Inc.                1,600,000       61,600
   Lowe's Cos., Inc.               2,000,000       70,125
   Mattel, Inc.                    1,800,000       58,275
   May Department Stores Co.       1,500,000       84,375
   McDonald's Corp.                1,300,000       72,881
-  Fred Meyer Inc.                   700,000       27,519
   Rubbermaid, Inc.                2,100,000       53,419
   Sears, Roebuck & Co.            1,000,000       45,437
   Time Warner, Inc.                 700,000       56,263
   Wal-Mart Stores, Inc.           3,700,000      217,375
                                               -----------
                                                1,325,275
                                               -----------
CONSUMER STAPLES (17.2%)
   American Stores Co.               400,000       11,600
   CVS Corp.                       4,200,000      152,775
   Campbell Soup Co.               1,100,000       55,412
   The Coca-Cola Co.               5,900,000      384,237
   Coca-Cola Enterprises, Inc.       900,000       21,375
   Colgate-Palmolive Co.           2,100,000      151,462
   PepsiCo, Inc.                   3,700,000      102,444
   Philip Morris Cos., Inc.        5,600,000      232,750
   Procter & Gamble Co.            4,900,000      374,850
-  Safeway, Inc.                     800,000       31,500
   Unilever NV ADR                 2,000,000      126,750
                                               -----------
                                                1,645,155
                                               -----------
FINANCIAL SERVICES (10.9%)
   American International
    Group, Inc.                    2,500,000      193,281
   Automatic Data
    Processing, Inc.               2,600,000      165,750
   Banc One Corp.                  1,000,000       38,000
   The Chase Manhattan Corp.       3,700,000      196,100
   First Data Corp.                1,700,000       35,169
   First Union Corp.                 700,000       33,950
   Household International, Inc.   4,800,000      177,300
   Norwest Corp.                   3,400,000      101,150
   Paychex, Inc.                   1,900,000       72,200
   Wells Fargo & Co.                 100,000       28,188
                                               -----------
                                                1,041,088
                                               -----------
HEALTH CARE (21.4%)
-  ALZA Corp.                      2,400,000       86,400
   American Home
    Products Corp.                 3,700,000      185,463
-  Amgen, Inc.                     1,500,000       91,312
   Bristol-Myers Squibb Co.        2,600,000      254,475
   Cardinal Health, Inc.           1,200,000      105,000
-  First Health Group Corp.        1,700,000       34,319
   Johnson & Johnson               1,200,000       82,800
   Eli Lilly & Co.                 2,300,000      150,650
   Medtronic, Inc.                   900,000       46,238
   Merck & Co., Inc.               2,800,000      324,625
   Pfizer, Inc.                    4,100,000      381,300
-  Quintiles Transnational Corp.   1,800,000       64,350
   Schering-Plough Corp.           1,900,000      163,400

----------------------------------------------------------
                                                    MARKET
                                                    VALUE*
                                      SHARES         (000)
----------------------------------------------------------
   U.S. Surgical Corp.                 1,480   $       59
   Warner-Lambert Co.              1,300,000       84,825
                                               -----------
                                                2,055,216
                                               -----------
MATERIALS & PROCESSING (5.7%)
   E.I. du Pont de Nemours & Co.   1,600,000       92,300
   W.R. Grace & Co.                2,600,000       33,475
   Monsanto Co.                    5,300,000      289,844
-  Sealed Air Corp.                1,200,000       43,200
   Sealed Air Corp. Pfd.           1,250,000       51,406
   Solutia, Inc.                   1,600,000       35,900
                                               -----------
                                                  546,125
                                               -----------
PRODUCER DURABLES (2.3%)
   Northern Telecom Ltd.           2,700,000      128,925
   Xerox Corp.                     1,000,000       87,812
                                               -----------
                                                  216,737
                                               -----------
TECHNOLOGY (20.3%)
-  BMC Software, Inc.              1,500,000       63,469
-  CIENA Corp.                       700,000       19,688
-  Cisco Systems, Inc.             4,400,000      360,250
   Compaq Computer Corp.           5,100,000      142,481
-  Dell Computer Corp.             2,000,000      200,000
   Intel Corp.                     4,500,000      320,344
   Lucent Technologies, Inc.       3,000,000      212,625
-  Microsoft Corp.                 5,200,000      498,875
   Motorola, Inc.                  1,800,000       77,512
-  3Com Corp.                      2,300,000       54,481
                                               -----------
                                                1,949,725
                                               -----------
OTHER (7.5%)
   AlliedSignal Inc.                 700,000       24,019
   General Electric Co.            6,200,000      496,000
   Illinois Tool Works, Inc.       1,700,000       82,344
   Tyco International Ltd.         2,100,000      116,550
                                               -----------
                                                  718,913
                                               -----------
----------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $7,058,766)                            9,498,234
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENT (2.0%)
----------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.80%, 9/1/1998
   (COST $189,416)                  $189,416      189,416
----------------------------------------------------------
TOTAL INVESTMENTS (101.1%)
   (COST $7,248,182)                            9,687,650
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES
   (-1.1%)
----------------------------------------------------------
Other Assets--Note C                               51,205
Liabilities                                      (152,161)
                                               -----------
                                                 (100,956)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 315,754,027 outstanding
   $0.001 par value shares of
    beneficial interest (unlimited
    authorization)                             $9,586,694
==========================================================

NET ASSET VALUE PER SHARE                          $30.36
==========================================================

*See Note A in Notes to Financial Statements.
-Non-Income-Producing Security.
ADR--American Depositary Receipt.

----------------------------------------------------------
 AT AUGUST 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------
                                      AMOUNT           PER
                                       (000)         SHARE
----------------------------------------------------------
 Paid in Capital                  $6,337,626        $20.07
 Undistributed Net
   Investment Income                  35,259           .11
 Accumulated Net
   Realized Gains                    774,341          2.45
 Unrealized Appreciation--
   Note E                          2,439,468          7.73
----------------------------------------------------------
 NET ASSETS                       $9,586,694       $30.36
==========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------
                                            U.S. GROWTH FUND
                                  YEAR ENDED AUGUST 31, 1998
                                                       (000)
-------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                        $  80,888
  Interest                                            16,605
                                                  -----------
    Total Income                                      97,493
                                                  -----------
EXPENSES
  Investment Advisory Fees--Note B                    11,377
  The Vanguard Group--Note C
    Management and Administrative                     22,036
    Marketing and Distribution                         2,267
  Taxes (other than income taxes)                        553
  Custodian Fees                                          15
  Auditing Fees                                           10
  Shareholders' Reports                                  209
  Annual Meeting and Proxy Costs                         111
  Trustees' Fees and Expenses                             18
                                                  -----------
    Total Expenses                                    36,596
    Expenses Paid Indirectly--Note C                  (1,141)
                                                  -----------
    Net Expenses                                      35,455
                                                  -----------
NET INVESTMENT INCOME                                 62,038
-------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD      854,804
-------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
OF INVESTMENT SECURITIES                              (6,955)
-------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
FROM OPERATIONS                                     $909,887
=============================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

----------------------------------------------------------------------------------------------------
                                                                             U.S. GROWTH FUND
                                                                           YEAR ENDED AUGUST 31,
                                                                   ---------------------------------
                                                                           1998                1997
                                                                          (000)               (000)
----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                            $   62,038          $   69,678
    Realized Net Gain                                                   854,804             219,862
    Change in Unrealized Appreciation (Depreciation)                     (6,955)          1,317,765
                                                                   ---------------------------------
        Net Increase in Net Assets Resulting from Operations            909,887           1,607,305
                                                                   ---------------------------------
DISTRIBUTIONS
    Net Investment Income                                               (72,786)            (55,435)
    Realized Capital Gain                                              (239,928)           (345,580)
                                                                   ---------------------------------
        Total Distributions                                            (312,714)           (401,015)
                                                                   ---------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                            2,986,205           2,522,416
    Issued in Lieu of Cash Distributions                                303,001             391,848
    Redeemed                                                         (1,744,938)         (1,219,565)
                                                                   ---------------------------------
        Net Increase from Capital Share Transactions                  1,544,268           1,694,699
----------------------------------------------------------------------------------------------------
    Total Increase                                                    2,141,441           2,900,989
----------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                 7,445,253           4,544,264
                                                                   ---------------------------------
    End of Year                                                      $9,586,694          $7,445,253
====================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                               92,058              98,030
    Issued in Lieu of Cash Distributions                                 10,884              16,774
    Redeemed                                                            (55,595)            (47,275)
                                                                   ---------------------------------
        Net Increase in Shares Outstanding                               47,347              67,529
====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

--------------------------------------------------------------------------------------------------------------------------
                                                                                   U.S. GROWTH FUND
                                                                                 YEAR ENDED AUGUST 31,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $27.74       $22.62       $18.83       $15.52       $14.71
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                        .21          .27          .26          .25          .20
    Net Realized and Unrealized Gain (Loss) on Investments      3.57         6.73         4.39         3.24          .82
                                                              ------------------------------------------------------------
        Total from Investment Operations                        3.78         7.00         4.65         3.49         1.02
                                                              ------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                        (.27)        (.26)        (.29)        (.18)        (.21)
    Distributions from Realized Capital Gains                   (.89)       (1.62)        (.57)         --           --
                                                              ------------------------------------------------------------
        Total Distributions                                    (1.16)       (1.88)        (.86)        (.18)        (.21)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $30.36       $27.74       $22.62       $18.83       $15.52
==========================================================================================================================

TOTAL RETURN                                                  14.01%       32.50%       25.28%       22.75%        6.98%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $9,587       $7,445       $4,544       $2,989       $1,963
    Ratio of Total Expenses to Average Net Assets              0.41%        0.42%        0.43%        0.47%        0.52%
    Ratio of Net Investment Income to Average Net Assets       0.69%        1.13%        1.32%        1.59%        1.30%
    Portfolio Turnover Rate                                      48%          35%          44%          32%          47%
==========================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

   1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

   2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

   3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

   4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

   5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 1998, the advisory fee represented an effective annual rate of 0.13% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 1998, the fund had contributed capital of $2,108,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.0% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

   Vanguard has asked the fund's investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended August 31, 1998, directed brokerage arrangements reduced the fund's expenses by $1,141,000 (an annual rate of 0.01% of average net assets).

D. During the year ended August 31, 1998, the fund purchased $5,691,397,000 of investment securities and sold $4,190,043,000 of investment securities other than temporary cash investments.

E. At August 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,439,468,000, consisting of unrealized gains of $2,744,948,000 on securities that had risen in value since their purchase and $305,480,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT
ACCOUNTANTS

                                                  [PHOTO]
To the Shareholders and
Board of Trustees of
Vanguard U.S. Growth Fund


In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Fund (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

September 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD U.S. GROWTH FUND

This information for the fiscal year ended August 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

      The fund distributed $230,493,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $230,493,000 capital gain dividends, the fund designates $73,458,000 as a 20% rate gain distribution.

      For corporate shareholders, 33.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

                              TRUSTEES AND OFFICERS


JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                               OTHER FUND OFFICERS


RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                             OTHER VANGUARD OFFICERS


R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

  "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and
     "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
       Company is the owner of trademarks and copyrights relating to the
            Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           first balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]


Post Office Box 2600
Valley Forge, Pennsylvania 19482


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.


Q230-10/12/1998

(C) 1998 Vanguard Marketing
Corporation, Distributor.
All rights reserved.

VANGUARD INTERNATIONAL
GROWTH FUND

[PHOTOS]

ANNUAL REPORT - AUGUST 31, 1998


[VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE
THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It was the nation's first balanced mutual fund, and is one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                   [GRAPHIC]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       5

                                  REPORT FROM
                                  THE ADVISER
                                       7

                              PERFORMANCE SUMMARY
                                       9

                                  FUND PROFILE
                                       10

                              FINANCIAL STATEMENTS
                                       13

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS
                                       21


All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                                                     [PHOTO]
John J. Brennan                                             John C.  Bogle
Chairman & CEO                                              Senior Chairman


The divergent trajectories of international stock markets took a toll on Vanguard International Growth Fund during the fiscal year ended August 31, 1998. Our total return was -3.0%, making this the fund's first negative year since 1991. For the first time in five years, the fund also lagged its competitive benchmarks, in both cases by fairly small margins.

      The adjacent table presents the twelve-month total return (capital change plus reinvested dividends) for the fund and its benchmarks--the average international fund (as calculated by Lipper Analytical Services) and the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The fund's return is based on a decline in net asset value from $17.86 per share on August 31, 1997, to $16.57 per share on August 31, 1998, with the latter figure adjusted for our annual dividend of $0.21 per share paid from net investment income and a distribution of $0.52 per share paid from net realized capital gains.

--------------------------------------------------------------------------------
                                                                 TOTAL RETURNS
                                                               FISCAL YEAR ENDED
                                                                AUGUST 31, 1998
--------------------------------------------------------------------------------
Vanguard International Growth Fund                                    -3.0%
--------------------------------------------------------------------------------
Average International Fund                                            -1.4%
--------------------------------------------------------------------------------
MSCI EAFE Index                                                       +0.1%
--------------------------------------------------------------------------------


FINANCIAL MARKETS IN REVIEW

To say that financial markets were volatile during fiscal 1998 is putting it mildly. The U.S. stock market defied gravity for most of the year, boosting the Standard & Poor's 500 Composite Stock Price Index to a +33.8% gain from August 31, 1997, through July 17. However, the market took back most of that gain during the following six weeks, culminating in a -6.8% drop on August 31 that left the S&P 500 Index up just +8.1% for the fiscal year. Internationally, a slump in Asian stocks offset remarkable returns from Europe, and the EAFE Index eked out a slim +0.1% advance in U.S. dollar terms.

      Severe declines took place in the Pacific region, which was buffeted by currency, economic, and political crises. The more developed stock markets ended the twelve months down -35.5% in U.S. dollar terms. Emerging markets, in the Pacific and elsewhere, plunged -45.4%, also measured in U.S. dollars. These bear markets were a stark contrast to the bull market in Europe, which has by far the largest market capitalization among the regions. European bourses provided an excellent +24.1% return in U.S. dollar terms for the fiscal year. Stocks in Europe benefited from corporate merger activity, restructurings, and investors' optimism about the impending launch of a common currency by eleven European nations.



---------------------------------------------------------------------------
                                                   TOTAL RETURNS
                                          12 MONTHS ENDED AUGUST 31, 1998
                                         ----------------------------------
                                         BASED ON
                                           LOCAL     CURRENCY    BASED ON
STOCK MARKET INDEX                       CURRENCY    EFFECT    U.S. DOLLARS

MSCI EAFE                                  + 3.6%    - 3.5%      + 0.1%

European*                                  +21.5%    + 2.6%      +24.1%
Pacific*                                   -24.2     -11.3       -35.5
Select Emerging Markets*                   -25.7     -19.7       -45.4

U.S. (S&P 500 Index)                       + 8.1%      --        + 8.1%
---------------------------------------------------------------------------

*Morgan Stanley Capital International indexes.

      Not surprisingly, currency exchange rates sharply affected returns for U.S. investors. During fiscal 1998, the dollar rose in value against most Pacific currencies and fell slightly against European currencies. These results, as reflected in the table on page 1, had the effect for U.S.-based investors of significantly deepening declines in the Pacific and emerging markets but slightly enhancing European stock gains. Currency fluctuations are part and parcel of international investing, and help explain why returns on foreign stocks often move in different directions from those on U.S. stocks.

FISCAL 1998 PERFORMANCE OVERVIEW

Your fund's subpar return versus its benchmarks reflects its relatively strong weighting in Asia and emerging markets at the outset of the fiscal year. The fund began the year with a 28.4% stake in Japan--its largest weighting in any single country. At fiscal year-end, Japanese markets had plummeted -33% in dollar terms, and the fund's holdings there represented just 14.8% of our stock holdings. This reduction in weighting was due to the combined force of those market declines, our adviser's sales of Japanese shares in early 1998, and increases in the value of the fund's European holdings. The same factors were involved in the decline of our weighting in Hong Kong from 6.9% to 0.3%. The market there skidded -52% in dollar terms, and during the year our adviser sold most of the fund's Hong Kong stocks. On the other side of the globe, Brazil's weighting in the fund fell from 2.2% to 0.8% as stocks there slid -45% in dollar terms.

     The excellent performance by European stocks and strategic additions by the adviser mitigated the damage from Asia and emerging markets. The Netherlands moved up from the fund's third-largest country weighting to become the largest at 15.7%, as Dutch stocks rose +15% for the fiscal year in U.S. dollar terms. France, Switzerland, and the United Kingdom, which together comprise about a third of the fund's holdings, had returns of +36%, +31%, and +15%, respectively, in dollar terms. Italy's weighting jumped from 0.4% of the fund to 9.4%; this resulted in part from several purchases, but also from the Italian markets' superlative returns of +49% in dollar terms.

LONG-TERM PERFORMANCE OVERVIEW

A single year's results, good or bad, are not a meaningful basis for judging a mutual fund's performance. The International Growth Fund has served its investors well over the longer term by exceeding the performance of its competitive standards. The accompanying table presents the average annual returns of the fund and its benchmarks for the past ten years, along with the results of hypothetical $10,000 investments made a decade ago in the fund, its average competitor, and the EAFE Index.

     Over the ten-year period, our fund's return exceeded that of the average international fund by 0.6% annually. The EAFE Index, which is weighted to reflect the market capitalization of the world's established markets, has been hobbled over this period by its significant weighting in Japan, which had an annualized average return during the decade of -5% in U.S. dollar terms. The Japanese market's poor performance has shrunk its share of the EAFE Index's market capitalization to 20.4% as of August 31, 1998, from 64% a decade earlier.

--------------------------------------------------------------------------------
                                                         TOTAL RETURNS
                                                 10 YEARS ENDED AUGUST 31, 1998
                                                -------------------------------
                                                 AVERAGE        FINAL VALUE OF
                                                 ANNUAL          A $10,000
                                                  RATE        INITIAL INVESTMENT
Vanguard International
  Growth Fund                                     +9.2%           $24,180
Average International Fund                        +8.6%           $22,883
MSCI EAFE Index                                   +6.2%           $18,228
--------------------------------------------------------------------------------

     Our fund's long-term advantage over the average international fund can be attributed largely to our low operating costs. The International Growth Fund has an expense ratio (expenses as a percentage of average net assets) of 0.59%, more than one percentage point below the 1.67% in expenses charged by the average international mutual fund. For the long haul, we believe our adviser, Schroder Capital Management International, has the skill and experience to meaningfully add to the head start provided by our low costs.

      We acknowledge that, in aggregate, returns on international stocks have fallen far short of those on U.S. stocks in recent years. The S&P 500 Index gained an average of +17.0% annually during the decade ended August 31, 1998, nearly three times the +6.2% return on the EAFE Index. However, we note that a similar snapshot a decade ago would have shown international stocks holding the advantage. For the decade ended August 31, 1988, the EAFE Index gained +20.4% annually while the S&P 500 Index advanced +14.8% a year on average. Interestingly, the weakening of the U.S. dollar early in the 1988-1998 period together with its more recent strengthening canceled each other out, so that the EAFE Index provided the same return in local currency as in dollar terms. In any event, there is a message in this decade-long reversal of fortune in the U.S. and international markets: The past is rarely prologue to the future. Over the long term, returns from disparate market sectors have strongly tended to return to historic norms.

IN SUMMARY

In our semiannual report six months ago, with signs of economic turmoil already abundant, we noted that international returns at times have exceeded those of the U.S. market and at other times have fallen short. Indeed, this lack of correlation is a major reason why U.S. investors should consider holding international stock funds--we recommend perhaps 10% to 20% of overall assets--in a balanced portfolio that includes U.S. stock funds, bond funds, and money market funds. International stocks add diversification and the prospect of competitive returns over time and, we believe, can help investors stay the course toward their long-term objectives.


/s/ JOHN C. BOGLE                                    /s/ JOHN J. BRENNAN

John C. Bogle                                        John J. Brennan
Senior Chairman                                      Chairman and
                                                     Chief Executive Officer
September 18, 1998

NOTE: You'll observe that we have made a minor change in the name of the International Growth Fund. We replaced the word "portfolio" with "fund" as part of a broader effort to simplify the names in our fund lineup.

NOTICE TO SHAREHOLDERS

At a special meeting on June 30, 1998, shareholders of Vanguard International Growth Fund overwhelmingly approved five proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes the fund pays annually by approximately $458,000. Approved by 97.14% of the shares voted, as follows:

--------------------------------------------------------------
            FOR                AGAINST               ABSTAIN
--------------------------------------------------------------
        228,576,323           2,237,737             4,504,767
--------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the fund to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of your fund's investment program; it is a contingency arrangement for managing unusual cash flows. Approved by 95.08% of shares voted, as follows:

-------------------------------------------------------
     FOR                AGAINST               ABSTAIN
-------------------------------------------------------
 223,735,374           5,275,929             6,307,524
-------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved by 94.16% of the shares voted, as follows:

-------------------------------------------------------
      FOR                AGAINST               ABSTAIN
-------------------------------------------------------
 221,584,560           6,687,970             7,046,297
-------------------------------------------------------

2c. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN SECURITIES OWNED BY AFFILIATES. This change eliminates the fund's policy of avoiding investments in securities issued by companies whose securities are owned in certain amounts by Trustees, officers, and key advisory personnel. This policy was well intentioned but wrongly focused and unnecessary in light of the fund's Code of Ethics and other regulatory protections against conflicts of interest on the part of fund management. Approved by 93.80% of the shares voted, as follows:

-------------------------------------------------------
     FOR                AGAINST               ABSTAIN
-------------------------------------------------------
 220,722,158           7,525,806             7,070,863
-------------------------------------------------------

2d. INVESTMENT LIMITATION CHANGES--INVESTMENTS IN UNSEASONED COMPANIES. This change eliminates the fund's policy of not investing more than 5% of net assets in securities issued by companies with fewer than three years of operating history, taking into account any predecessors. The policy was unduly restrictive. Approved by 91.13% of the shares voted, as follows:

-------------------------------------------------------
    FOR                AGAINST               ABSTAIN
-------------------------------------------------------
 214,451,791          13,203,939           7,663,097
-------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED AUGUST 31, 1998

                                                                         [PHOTO]

U.S. financial markets were anything but placid during the fiscal year ended August 31, 1998. Falling interest rates made it a good year for bond investors, while stock investors experienced both ecstasy and agony.

      Disparities abounded in the economic sphere, too. While the U.S. economy perked along quite nicely and European economies seemed to be coming out of the doldrums, Asian economies slumped. By fiscal year-end, fears were growing that the crisis in Asia would cause more worldwide disruption than originally anticipated.

      For most of the fiscal year, the U.S. economy's strong performance made the stock market forget all about Asia. Growth was strong, led by a powerful rise in consumer spending. Consumers felt flush because jobs were plentiful--unemployment fell to levels last seen in 1970--and wages were rising at the fastest rate in years. Happily, the robust economy did not trigger higher inflation. Consumer prices rose just 1.6% during the fiscal year, as prices for oil and many other commodities declined because of weak demand and ample supplies. Also keeping a lid on prices was the U.S. dollar's rise against the currencies of Canada, Mexico, and several Asian nations.

U.S. STOCK MARKETS

The great bull market in U.S. stocks that began in August 1982 was interrupted--if not terminated--during the final six weeks of fiscal year 1998. After rising to a record close of 1,186.75 on July 17, the S&P 500 Index fell by 19.2% from its top level and ended the year with a return of 8.1%.

------------------------------------------------------------------------------------
                                                       AVERAGE ANNUALIZED RETURNS
                                                      PERIODS ENDED AUGUST 31, 1998
                                                    --------------------------------
                                                      1 YEAR      3 YEARS    5 YEARS
------------------------------------------------------------------------------------
STOCKS
   S&P 500 Index                                        8.1%       21.8%      18.3%
   Russell 2000 Index                                 -19.4         4.8        8.1
   MSCI EAFE Index                                      0.1         5.8        5.8
------------------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                         10.6%        8.2%       6.8%
   Lehman 10-Year Municipal Bond Index                  8.6         7.4        6.5
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                          5.2         5.3        5.0
------------------------------------------------------------------------------------
OTHER
   Consumer Price Index                                 1.6%        2.2%       2.4%
------------------------------------------------------------------------------------

      Although widely regarded as a proxy for U.S. stocks, the S&P 500 Index actually represents about 70% of the market's total value. The "other 30%" did far worse than the S&P 500, whose performance was led by an exclusive group of large growth stocks. Small-capitalization stocks, as represented by the Russell 2000 Index, peaked in April and couldn't keep pace with large-cap stocks. But small stocks were spared none of the pain during the market's summer slide, with the Russell 2000 falling 31% from its high and 19.4% for the fiscal year.

      Within the S&P 500, results from value and growth stocks were like night and day. Value stocks, whose prices reflect modest market expectations for future earnings, are characterized by below-average prices in relation to earnings, dividends, and book value. Usually, value stocks hold up better than growth stocks during market downturns. Not in 1998. Value stocks within the S&P fell 16.1% during August, versus a 13.0% drop for growth stocks. For the year, value stocks were down 0.4%, while growth stocks rose 16.4%.

      The market flopped in response to a combination of concerns, chiefly that Asia's problems would restrain U.S. economic growth and that a series of corporate earnings disappointments--the results of tough competition and rising wages--presaged widespread profit setbacks. Securities analysts kept cutting forecasts for corporate earnings all year, though it took a while for the earnings weakness to deflate investor confidence. But when the letdown came, it was impressive: The S&P 500's decline in the final six weeks of the fiscal year came within a whisker of the 20% threshold often used to define a bear market. Small-cap stocks, as noted, passed well over the 20% threshold.

     Among S&P 500 stocks, the best-performing sectors were those often regarded as relatively safe from economic troubles at home or abroad. Telecommunications stocks lifted the utilities sector to gains of nearly 40%, while pharmaceutical companies led a rise of 29% in the health-care sector. The worst-performing sectors reflected slumping prices for oil, basic metals, and other commodity products. The "other energy" category, which includes oil services and exploration companies, declined 41% as low energy prices caused huge cutbacks in drilling activity. Losses were steep for many stocks in the producer-durables sector (aircraft, farm equipment, etc.) and the materials & processing sector (chemicals, paper, steel, etc.).

U.S. BOND MARKETS

The low inflation that took a toll on corporate profits was a tonic for bonds. The Lehman Brothers Aggregate Bond Index, a proxy for the U.S. fixed-income market, earned 10.6%. Interest rates fell across the board, especially for long-term U.S. Treasury securities. Yields on 30-year, 10-year, and 3-year Treasuries fell by about 1.35 percentage points to 5.27%, 4.98%, and 4.72%, respectively. Three-month Treasury bills declined 0.39 point to 4.83%. Treasuries benefited not only from low inflation and from expectations of a slowing economy, but from investors' perception that such bonds offered a relatively safe haven from the volatility of the world's stock and currency markets.

     Other bond sectors, which don't benefit directly from the "safe haven" effect, didn't fare as well. Lower interest rates aren't a clear blessing for mortgage-backed securities because investors expect low rates to boost mortgage refinancing, leading to heavy prepayments of principal that would be reinvested at lower rates. High-yield corporate bonds earned just 3.2%, on average, as prices fell in response to fears that a slowdown in the economy would hurt companies' ability to service their debt, resulting in higher defaults.

INTERNATIONAL STOCK MARKETS

For international investors, Europe was the only place to be during the past 12 months. As a group, European stocks gained 24.1% in U.S. dollar terms (21.5% in local-currency terms), as economic growth picked up and the continent's high unemployment rates edged lower. Stocks in Europe also benefited from seemingly smooth progress toward the adoption by 11 nations of a single currency, the euro, and from the belief that a common currency will force European companies to become more efficient and profitable if they are to attract investors' capital.

      Nearly everywhere else, stock prices plummeted. In Japan, which was hit by its worst recession since World War II, stocks fell to 12-year lows, declining 32.6% in U.S. dollar terms. Shrinking economies and devastated currency values erased years of gains in many formerly high-flying Asian markets, including Indonesia (stocks down 76%), Malaysia (-64%), South Korea (-63%), and Thailand (-61%). Even in Hong Kong, whose currency remained stable against the U.S. dollar, stock prices fell 52%. Declines in Latin American stocks ranged from 44% in Mexico to 72% in Venezuela.

REPORT FROM THE ADVISER



Vanguard International Growth Fund fell 3.0% during the fiscal year ended August 31, 1998. This was behind both the 0.1% increase of our unmanaged market standard, the MSCI EAFE Index, and the 1.4% decline of the average international equity mutual fund. It has been five years since we trailed both of our benchmarks. During that period, we have earned a cumulative return of 58.3%, 26 percentage points ahead of the index and 18 points ahead of our average competitor. As I said in my report six months ago, the Asian financial crisis caught me by surprise; and its consequences, as it insidiously spread across Asia, further damaged our performance for you.

      Against the background of continuing bullishness outside Asia, I moved, earlier in summer 1998, to more defensive investments, keeping the fund's cash reserves at the upper end of our usual range. Stock markets in Europe have enjoyed a strong uptrend since early 1995, and it seemed to me that prices were becoming increasingly reliant upon the continuance of a favorable business environment worldwide. Instead, uncertainties have increased both on the political stage and, more important, in the global economy. Russia's default on government debt raises the specter of further turmoil, and bankers and investors have again become generally reluctant to lend money to riskier borrowers, notably those in emerging markets. This has clear implications for Latin America, and the vicious circle of withdrawal of short-term capital leading to higher local interest rates, in turn leading to a severe disruption of local economies, has again appeared. Stock markets in the countries at risk have fallen rapidly. It will take an immense coordinated effort by the world's major central banks to restore liquidity and confidence. We believe that this need is understood; the problem is effecting it.

      The International Growth Fund is, of course, a diversified non-U.S. fund. And the major developed countries in which we predominantly invest are no more exposed to developing countries than is the United States (indeed, Japan is less exposed). Moreover, we have less than 5% of the fund's assets invested in other countries at risk (in stocks that are extremely cheap if the crisis passes).

      In our opinion, this is not a time for taking risks: There is a danger that lower economic growth in developing countries will materially reduce growth in Europe and Japan, just as it might affect the United States. The trade links are smaller than often supposed, so the immediate impact of weakened developing economies on the big, established ones is quite modest. However, if a secondary impact is a decline in confidence, the situation could worsen. Continental Europe is enjoying a strong economic upswing at the moment, and is well above the point at which growth could cease to be self-sustaining. That is why we have 60% of the fund's net assets invested there. To reduce risk from a falloff in trade outside Europe, we have recently focused on companies with predominantly local business exposure. About 16% of the fund, or a little over a quarter of the assets invested in continental

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.

Europe, is in utilities, mostly in the fast-growing telecommunications area; a further 18% of assets is in pharmaceuticals, beverages, or service companies in fast-growing areas of domestic economies; and 11% is in insurance companies positioning themselves for an anticipated upsurge in long-term savings for retirement. The remainder of your continental European exposure is vulnerable to short-term demand fluctuations locally or globally, and is mostly in stocks where we believe the short-term risk of underperformance is more than outweighed by the long-term potential for gains when global economic conditions return to a more-normal state.

      We have a further 10% of the fund's net assets invested in the United Kingdom. This is a smaller position than that of many other international funds. A preference for continental Europe over the United Kingdom has worked extremely well for us over the past year, and, even though the U.K. is a more defensive market than most, we are sufficiently optimistic about continental European growth to maintain our positions for now.

      We have also been highly selective in our investments in Japan; indeed, one stock, Fuji Photo Film, represents nearly one-quarter of the fund assets allocated there. Japan retains the potential to produce the next great bull market, but not yet. By some measures, such as the value of their underlying assets, Japanese stocks are already cheap, after a bear market lasting more than eight years. But with the country now in recession, these companies are generating miserable profits. We must see two things before taking an obviously optimistic stance: (1) evidence that Japanese companies are seriously attempting to cut costs and to increase efficiency as has happened in the United States and Europe; and (2) signs that the Japanese government has finally accepted the need for dramatic measures to return the economy to a self-sustaining growth path. Of these preconditions, the second is more important.

      One-third of the countries in which the fund can invest are currently in economic recession. However, this rather shocking number is not reflected in the fund's holdings. The recessionary group is, of course, dominated by Japan, where only 13% of the fund is invested. Just 1.5% is invested in the smaller countries in recession. The current situation abounds with short-term risks, but there are opportunities beyond. Recent events emphasize that the world's economies are not synchronized, and that both recovery and recession can roll around the globe, creating different investment conditions in their paths. A diversified international stock fund seeks to take advantage of this variety, and I shall try to do so in the year ahead, while retaining a degree of caution concerning the more immediate outlook.

Richard Foulkes
Schroder Capital Management International

September 16, 1998

PERFORMANCE SUMMARY
INTERNATIONAL GROWTH FUND


All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1981-AUGUST 31, 1998
------------------------------------------------------------

               INTERNATIONAL GROWTH FUND          MSCI EAFE

FISCAL      CAPITAL   INCOME         TOTAL          TOTAL
YEAR        RETURN    RETURN         RETURN         RETURN
------------------------------------------------------------
1982         -5.7%      0.0%           -5.7%          -4.7%
1983         57.1       4.3            61.4           31.0
1984          5.7       1.6             7.3           14.7
1985         15.7       2.1            17.8           32.3
1986         96.4       2.5            98.9          103.7
1987         31.2       0.8            32.0           46.0
1988        -10.8       0.9            -9.9           -6.2
1989         22.7       1.8            24.5           22.4
1990          4.0       1.2             5.2          -11.8
1991         -6.8       1.7            -5.1           -0.3
1992         -0.4       1.9             1.5            0.4
1993         18.4       2.7            21.1           27.1
1994         19.5       0.9            20.4           11.1
1995          2.4       1.4             3.8            0.8
1996         11.3       1.4            12.7            8.2
1997         14.5       1.3            15.8            9.4
1998         -4.2       1.2            -3.0            0.1
------------------------------------------------------------

See Financial Highlights table on page 18 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1988-AUGUST 31, 1998

-------------------------------------------------------
                INTERNATIONAL   ADVERAGE
                   GROWTH        GROWTH      MSCI EAFE
     YEAR           FUND          FUND         INDEX
-------------------------------------------------------
    1988 08         10000         10000        10000
    1988 11         11167         11,184       12012
    1989 02         11076         11,573       12362
    1989 05         10958         11,603       11573
    1989 08         12448         12,597       12238
    1989 11         13092         13,007       12906
    1990 02         12991         13,094       11993
    1990 05         13623         13,796       11884
    1990 08         13102         13,044       10794
    1990 11         12059         12,123       10113
    1991 02         13445         13,333       11757
    1991 05         12999         13,268       11286
    1991 08         12432         13,020       10756
    1991 11         12095         12,994       10994
    1992 02         12630         13,728       10920
    1992 05         13152         14,214       10942
    1992 08         12618         13,459       10805
    1992 11         11897         12,866       10140
    1993 02         12187         13,420       10508
    1993 05         13966         15,251       12782
    1993 08         15275         16,384       13735
    1993 11         15567         16,595       12638
    1994 02         17783         18,862       14665
    1994 05         17437         18,375       14554
    1994 08         18398         19,219       15265
    1994 11         17552         18,160       14552
    1995 02         16556         17,096       14051
    1995 05         18452         18,349       15316
    1995 08         19089         18,982       15386
    1995 11         19374         19,043       15702
    1996 02         20650         20,153       16469
    1996 05         21717         21,100       17002
    1996 08         21517         20,680       16647
    1996 11         22931         21,840       17600
    1997 02         23278         22,166       17052
    1997 05         25427         23,533       18337
    1997 08         24924         23,470       18205
    1997 11         23766         22,784       17578
    1998 02         26194         25,031       19745
    1998 05         27449         26,836       20428
    1998 08         24180         22,936       18228



                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                         PERIODS ENDED AUGUST 31, 1998
                                                         ----------------------------- FINAL VALUE OF A
                                                       1 YEAR    5 YEARS    10 YEARS $10,000 INVESTMENT
----------------------------------------------------------------------------------------------------------
        International Growth Fund                     -2.99%     9.62%      9.23%           $24,180
        Average International Fund                    -1.41      6.98       8.63             22,883
        MSCI EAFE Index                                0.13      5.82       6.19             18,228
----------------------------------------------------------------------------------------------------------



AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1998*
----------------------------------------------------------------------------------------------------------
                                                                                       10 YEARS
                                          INCEPTION                          -----------------------------
                                            DATE      1 YEAR     5 YEARS     CAPITAL    INCOME     TOTAL
----------------------------------------------------------------------------------------------------------
International Growth Fund                 9/30/1981    1.62%     14.50%       8.57%      1.57%    10.14%
----------------------------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FUND PROFILE
INTERNATIONAL GROWTH FUND


This Profile provides a snapshot of the fund's characteristics as of August 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 11.




PORTFOLIO CHARACTERISTICS
--------------------------------------------------
                       INTERNATIONAL          MSCI
                              GROWTH          EAFE
--------------------------------------------------
Number of Stocks                 123         1,099
Turnover Rate                    37%            --
Expense Ratio                  0.59%            --
Cash Reserves                  10.8%            --



VOLATILITY MEASURES
--------------------------------------------------
                       INTERNATIONAL          MSCI
                              GROWTH          EAFE
--------------------------------------------------
R-Squared                       0.93          1.00
Beta                            1.04          1.00



[PIE CHART]

PORTFOLIO ALLOCATION
------------------------------------------------
Europe                                       79%
Pacific                                      18%
Emerging Markets                              3%



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------
Novartis AG (Registered)                   5.0%
ING Groep NV                               4.6
Fuji Photo Film Co., Ltd.                  3.0
Endesa SA                                  2.9
Philips Electronics NV                     2.5
Vivendi                                    2.1
Elf Aquitaine SA                           2.0
Mannesmann AG                              2.0
Assicurazioni Generali SpA                 2.0
Allianz AG                                 1.8
-----------------------------------------------
Top Ten                                   27.9%

Country Diversification (% of Common Stocks) can be found on page 12.

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures markets to simulate stock investment.

COUNTRY DIVERSIFICATION. The percentages of a fund's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION. This chart shows the geographic distribution of a fund's holdings.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

COUNTRY DIVERSIFICATION (% OF COMMON STOCKS)
-------------------------------------------------------------------------------------------------------------------------
                                                               AUGUST 31, 1997                 AUGUST 31, 1998
                                                          ---------------------------------------------------------------
                                                               INTERNATIONAL          INTERNATIONAL             MSCI
                                                                   GROWTH                 GROWTH                EAFE
                                                          ---------------------------------------------------------------
Argentina                                                         0.4%                   0.2%                 0.0%
Australia                                                         1.3                    1.9                  2.2
Austria                                                           0.3                    0.5                  0.4
Belgium                                                           0.0                    0.7                  1.9
Brazil                                                            2.2                    0.8                  0.0
Canada                                                            0.8                    0.0                  0.0
Chile                                                             0.3                    0.1                  0.0
Denmark                                                           0.7                    1.0                  1.0
Finland                                                           0.0                    0.0                  1.1
France                                                            8.5                   11.6                  9.9
Germany                                                           6.5                    9.3                 11.1
Hong Kong                                                         6.9                    0.3                  1.7
Indonesia                                                         0.7                    0.0                  0.0
Ireland                                                           0.0                    0.4                  0.5
Italy                                                             0.4                    9.4                  4.9
Japan                                                            28.4                   14.8                 20.4
Malaysia                                                          1.7                    0.4                  0.4
Mexico                                                            1.0                    0.8                  0.0
Netherlands                                                      11.2                   15.7                  5.8
Norway                                                            0.0                    0.0                  0.5
Philippines                                                       1.1                    0.5                  0.0
Portugal                                                          0.0                    0.0                  0.7
Singapore                                                         1.9                    0.8                  0.5
South Korea                                                       1.1                    0.7                  0.0
Spain                                                             0.0                    3.3                  3.1
Sweden                                                            1.7                    3.3                  3.1
Switzerland                                                      12.7                   11.8                  8.1
Thailand                                                          0.3                    0.0                  0.0
United Kingdom                                                    9.9                   11.7                 22.7
-------------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
August 31, 1998

STATEMENT OF NET ASSETS                                        [PHOTO]

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

      At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------
                                                        MARKET
INTERNATIONAL                                           VALUE*
GROWTH FUND                                SHARES        (000)
---------------------------------------------------------------
COMMON STOCKS (89.1%)
---------------------------------------------------------------
ARGENTINA (0.2%)
   YPF SA ADR                             500,000     $ 11,062
                                                     ----------

AUSTRALIA (1.7%)
-  AMP Ltd.                             2,661,900       32,582
   Telstra Corp. Ltd.                   8,488,800       22,005
   Westpac Banking Corp., Ltd.         11,717,700       62,360
                                                     ----------
                                                       116,947
                                                     ----------
AUSTRIA (0.4%)
   Bank Austria AG                        541,927       29,697
                                                     ----------


BELGIUM (0.6%)
   Algemene Maatschappij voor
     Nijverheidskredit NV                 289,956       21,644
   Fortis AG STRIP VVPR Shares             81,662            4
   Fortis AG                               81,662       22,048
-  Fortis AG-CVG                           81,662          557
                                                     ----------
                                                        44,253
                                                     ----------
BRAZIL (0.7%)
   Telecomunicacoes
     Brasileiras SA ADR                   669,000       47,290
                                                     ----------


CHILE (0.1%)
   Chilectra SA ADR                       250,000        4,063
   Compania de
     Telecomunicaciones de
     Chile SA ADR                         229,500        3,514
                                                     ----------
                                                         7,577
                                                     ----------
DENMARK (0.9%)
   Den Danske Bank A/S                    506,000       61,398
                                                     ----------


FRANCE (10.4%)
   AXA-UAP SA                             332,000       38,200
   Accor SA                               160,000       36,873
   Alcatel                                379,000       61,243
   Canal Plus SA                          218,000       44,006
   Compagnie Generale des
     Eaux SA Warrants Exp. 5/2/2001       580,500          963
   Compagnie Generale des
     Etablissements Michelin
     SCA B Shares                       1,022,717       43,435
   Compagnie des Gaz de Petrole
     Primagaz SA                           88,516        6,943
   Elf Aquitaine SA                     1,402,000      138,777
   Suez Lyonnaise des Eaux                578,000       95,062
   Synthelabo SA                          276,000       42,030
   Total SA B Shares                      552,000       53,612
   Vivendi                                734,000      146,303
                                                     ----------
                                                       707,447
                                                     ----------
GERMANY (8.3%)
   Allianz AG                             436,618      125,278
   Bayer AG                             2,478,000       93,021
   Deutsche Bank AG                     1,330,600       82,771
   Friederich Grohe AG Pfd.                18,747        5,422
   Mannesmann AG                        1,500,000      135,242
   RWE AG                                 429,000       20,556
   Veba AG                              1,597,275       80,502
   Viag AG                                 37,000       23,184
                                                     ----------
                                                       565,976
                                                     ----------

---------------------------------------------------------------
                                                        MARKET
INTERNATIONAL                                           VALUE*
GROWTH FUND                                SHARES        (000)
---------------------------------------------------------------
HONG KONG (0.3%)
   Hong Kong Land Holdings Ltd.         3,093,823     $  2,537
-  Mandarin Oriental
     International Ltd.                 3,311,369        1,556
   Swire Pacific Ltd. A Shares          4,704,000       13,567
                                                     ----------
                                                        17,660
                                                     ----------
IRELAND (0.3%)
   Bank of Ireland PLC                  1,558,598       23,919
                                                     ----------


ITALY (8.4%)
   Assicurazioni Generali SpA           3,947,600      133,863
-  Banca di Roma                       60,797,000      117,384
   Ente Nazionale Idrocarburi SpA       5,026,645       26,534
-  Olivetti SpA                        40,150,000       89,844
   Telecom Italia Mobile SpA           15,000,000       98,459
   Telecom Italia SpA                  13,500,000      104,260
                                                     ----------
                                                       570,344
                                                     ----------
JAPAN (13.2%)
   Chiyoda Fire & Marine
     Insurance Co., Ltd.                2,220,000        7,374
   Dowa Fire & Marine
     Insurance Co.                      2,221,000        6,151
   East Japan Railway Co.                   8,098       38,830
   Fuji Photo Film Co., Ltd.            6,423,000      206,988
   Hirose Electric Co., Ltd.              315,000       17,647
   Keyence Corp.                          143,000       14,423
   Kuraray Co., Ltd.                    2,250,000       19,697
   Mabuchi Motor Co.                      731,000       49,237
   Matsushita Electric Industrial
     Co., Ltd.                          5,743,000       82,572
   Mitsui Fudosan Co., Ltd.             3,142,000       20,251
   Murata Manufacturing Co., Ltd.       3,112,000      102,712
   Nippon Fire & Marine Insurance
     Co., Ltd.                          2,000,000        6,729
   Nippon Television Network               74,620       21,616
   Omron Corp.                          2,488,000       27,137
   SMC Corp.                              916,000       63,061
   Showa Shell Sekiyu K.K.              2,721,000       11,274
   Sumitomo Corp.                       6,300,000       25,925
   Takeda Chemical Industries Ltd.      4,216,000      110,185
   Tokyo Electron Ltd.                    293,000        6,744
   Toppan Printing Co., Ltd.            4,306,000       42,697
   Yamazaki Baking Co., Ltd.              151,000        1,315
   Yasuda Fire & Marine
     Insurance Co.                      5,190,000       19,004
                                                     ----------
                                                       901,569
                                                     ----------
MALAYSIA (0.4%)
   Genting Bhd.                         5,422,000        9,975
   Telekom Malaysia Bhd.                6,529,500        8,425
   Tenaga Nasional Bhd.                12,891,000        6,715
                                                     ----------
                                                        25,115
                                                     ----------
MEXICO (0.8%)
   Cemex SA de CV (CPO)                 3,208,161        6,619
-  Cifra SA de CV Series C              8,309,000        9,032
-  Grupo Televisa SA GDR                  440,000        7,590
   Telefonos de Mexico SA
     Class L ADR                          790,000       28,193
                                                     ----------
                                                        51,434
                                                     ----------
NETHERLANDS (13.9%)
-  Baan Co. NV                          2,208,600       64,590
   Ceteco Holdings NV                     125,573        3,092
   Getronics NV                         2,306,479      117,637
   Hagemeyer NV                           377,101       13,719
   Heineken NV                          2,066,999       90,778
   ING Groep NV                         5,353,000      315,248
   Oce-Van Der Grinten NV               2,016,245       70,515
   Philips Electronics NV               2,562,000      167,102
   Polygram NV                          1,000,000       54,772
   Verenigde Nederlandse
     Uitgeversbedrijven NV              1,270,000       53,478
                                                     ----------
                                                       950,931
                                                     ----------
PHILIPPINES (0.5%)
   Ayala Land, Inc.                    49,394,692        7,781
   Manila Electric Co. GDR                514,286        4,821
   Philippine Long Distance
     Telephone Co.                      1,168,500       19,342
                                                     ----------
                                                        31,944
                                                     ----------
SINGAPORE (0.7%)
  City Developments Ltd.                4,111,000        7,222
  Development Bank of
    Singapore Ltd. (Foreign)            2,810,600        9,732
  Singapore Airlines Ltd. (Foreign)       977,000        4,181
  Singapore Press Holdings Ltd.         3,206,096       22,565
  United Overseas Bank Ltd.
    (Foreign)                           3,184,000        7,530
                                                     ----------
                                                        51,230
                                                     ----------
SOUTH KOREA (0.6%)
  Korea Electric Power Corp.            1,880,050       24,223
  SK Telecom Co.                           15,109        7,607
  Samsung Electronics Co., Ltd.           292,545        9,726
  Samsung Electronics Co., Ltd.
    GDR 1/2 Non-Voting Stock              275,931        1,980
  Samsung Electronics Co., Ltd.
    GDR 1/2 Voting Stock                   23,040          397
- Samsung Electronics Co., Ltd.
    Rights Exp. 9/21/1998                  27,140          314
                                                     ----------
                                                        44,247
                                                     ----------
SPAIN (2.9%)
  Endesa SA                            10,486,278      199,202
                                                     ----------


SWEDEN (2.9%)
  LM Ericsson Telephone AB
    B Shares                            2,716,000       63,297
  Skandia Forsakrings AB                3,510,000       49,254
  Svenska Handelsbanken AB
    A Shares                            2,200,000       85,407
                                                     ----------
                                                       197,958
                                                     ----------
SWITZERLAND (10.5%)
  ABB AG (Bearer)                          67,500       78,638
  Adecco SA (Bearer)                       53,590       24,973
  Alusuisse-Lonza Group AG
    (Registered)                           25,000       25,323
  Novartis AG (Registered)                220,500      342,868
  Roche Holdings AG
    (Dividend-Right Certificates)           9,300       96,225

----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                      SHARES        (000)
----------------------------------------------------------
-  UBS AG                            205,000     $ 66,191
-  Zurich Allied AG                  137,000       82,029
                                               -----------
                                                  716,247
                                               -----------
UNITED KINGDOM (10.4%)
   Airtours PLC                    3,813,100       22,858
   Asda Group PLC                 17,503,000       49,239
   British Aerospace PLC          10,185,000       65,149
   British Airways PLC             3,660,000       27,518
   British Land Co., PLC           3,620,000       31,096
   British Petroleum Co., PLC      8,282,197      104,499
   British Sky Broadcasting
     Group PLC                       210,610        1,651
   Cable and Wireless PLC          5,589,000       54,281
   EMI Group PLC                   4,670,915       32,694
   Glaxo Wellcome PLC              3,542,000      106,759
   LucasVarity PLC                10,300,000       36,564
   Reckitt & Colman PLC            1,184,000       19,430
   Rolls-Royce PLC                11,046,000       35,837
   David S. Smith Holdings PLC     3,500,000        8,205
   Tesco PLC                      27,675,000       77,854
   United News & Media PLC         3,161,000       35,040
                                               -----------
                                                  708,674
                                               -----------
----------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $5,127,335)                             6,082,121
----------------------------------------------------------
                                        FACE
                                      AMOUNT
                                       (000)
----------------------------------------------------------
TEMPORARY CASH INVESTMENTS (15.9%)
----------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   5.80%, 9/1/1998                  $551,385      551,385
   5.83%, 9/1/1998--Note F           530,600      530,600
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $1,081,985)                            1,081,985
----------------------------------------------------------
TOTAL INVESTMENTS (105.0%)
   (COST $6,209,320)                            7,164,106
----------------------------------------------------------
----------------------------------------------------------
                                                   MARKET
                                                   VALUE*
                                                    (000)
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-5.0%)
----------------------------------------------------------
Other Assets--Note C                           $  258,379
Security Lending Collateral
  Payable to Brokers--Note F                     (530,600)
Other Liabilities                                 (71,436)
                                              ------------
                                                 (343,657)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 411,612,788 outstanding
  $0.001 par value shares of beneficial
  interest (unlimited authorization)           $6,820,449
==========================================================

NET ASSET VALUE PER SHARE                          $16.57
==========================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

ADR--American Depositary Receipt.

GDR--Global Depositary Receipt.

--------------------------------------------------------
AT AUGUST 31, 1998, NET ASSETS CONSISTED OF:
--------------------------------------------------------
                                      AMOUNT        PER
                                       (000)      SHARE
--------------------------------------------------------
 Paid in Capital                  $5,763,846     $14.00
 Undistributed Net
   Investment Income--Note D          73,209        .18
 Accumulated Net
   Realized Gains--Note D             28,014        .07
 Unrealized Appreciation--Note E
   Investment Securities             954,786       2.32
   Foreign Currencies                    594         --
--------------------------------------------------------
 NET ASSETS                       $6,820,449     $16.57
========================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the fund's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

------------------------------------------------------------------------------------------
                                                                INTERNATIONAL GROWTH FUND
                                                               YEAR ENDED AUGUST 31, 1998
                                                                                    (000)
------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends*                                                                   $116,369
    Interest                                                                       27,766
                                                                               -----------
        Total Income                                                              144,135
                                                                               -----------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                   9,793
        Performance Adjustment                                                      2,526
    The Vanguard Group--Note C
        Management and Administrative                                              23,440
        Marketing and Distribution                                                  2,211
    Taxes (other than income taxes)                                                   457
    Custodian Fees                                                                  4,469
    Auditing Fees                                                                       8
    Shareholders' Reports                                                             287
    Annual Meeting and Proxy Costs                                                    144
    Trustees' Fees and Expenses                                                        17
                                                                               -----------
        Total Expenses                                                             43,352
        Expenses Paid Indirectly--Note C                                             (947)
                                                                               -----------
        Net Expenses                                                               42,405
------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                             101,730
------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                      2,409
    Foreign Currencies and Forward Currency Contracts                              33,529
------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                  35,938
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                        (386,295)
    Foreign Currencies and Forward Currency Contracts                              11,883
------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                 (374,412)
------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $(236,744)
==========================================================================================

*Dividends are net of foreign withholding taxes of $13,530,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------------
                                                                                              INTERNATIONAL GROWTH FUND
                                                                                                YEAR ENDED AUGUST 31,
                                                                                         --------------------------------
                                                                                                1998                1997
                                                                                               (000)               (000)
-------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net Investment Income                                                                 $  101,730          $   76,032
    Realized Net Gain                                                                         35,938             205,252
    Change in Unrealized Appreciation (Depreciation)                                        (374,412)            515,143
                                                                                         --------------------------------
        Net Increase (Decrease) in Net Assets Resulting from Operations                     (236,744)            796,427
                                                                                         --------------------------------
DISTRIBUTIONS
    Net Investment Income                                                                    (83,884)            (61,180)
    Realized Capital Gain                                                                   (207,713)           (177,098)
                                                                                         --------------------------------
        Total Distributions                                                                 (291,597)           (238,278)
                                                                                         --------------------------------
CAPITAL SHARE TRANSACTIONS(1)
    Issued                                                                                 2,903,443           2,762,825
    Issued in Lieu of Cash Distributions                                                     263,660             218,868
    Redeemed                                                                              (2,907,065)         (1,448,315)
                                                                                         --------------------------------
        Net Increase from Capital Share Transactions                                         260,038           1,533,378
-------------------------------------------------------------------------------------------------------------------------
    Total Increase (Decrease)                                                               (268,303)          2,091,527
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                                                      7,088,752           4,997,225
                                                                                         --------------------------------
    End of Year                                                                           $6,820,449          $7,088,752
=========================================================================================================================

(1)Shares Issued (Redeemed)
    Issued                                                                                   161,215             156,951
    Issued in Lieu of Cash Distributions                                                      16,489              13,654
    Redeemed                                                                                (163,081)            (83,511)
                                                                                         --------------------------------
        Net Increase in Shares Outstanding                                                    14,623              87,094
=========================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-----------------------------------------------------------------------------------------------------------------------
                                                                               INTERNATIONAL GROWTH FUND
                                                                                 YEAR ENDED AUGUST 31,
                                                           ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                  1998         1997         1996         1995         1994
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $17.86       $16.13       $14.70       $14.36       $12.02
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .25          .19          .19          .20          .14
    Net Realized and Unrealized Gain (Loss) on Investments    (.81)        2.28         1.65          .32         2.31
                                                             ----------------------------------------------------------
        Total from Investment Operations                      (.56)        2.47         1.84          .52         2.45
                                                             ----------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.21)        (.19)        (.20)        (.18)        (.11)
    Distributions from Realized Capital Gains                 (.52)        (.55)        (.21)          --           --
                                                             ----------------------------------------------------------
        Total Distributions                                   (.73)        (.74)        (.41)        (.18)        (.11)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $16.57       $17.86       $16.13       $14.70       $14.36
=======================================================================================================================

TOTAL RETURN                                                -2.99%       15.84%       12.72%        3.76%       20.44%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $6,820       $7,089       $4,997       $3,354       $2,989
    Ratio of Total Expenses to Average Net Assets            0.59%        0.57%        0.56%        0.59%        0.46%
    Ratio of Net Investment Income to Average Net Assets     1.39%        1.26%        1.35%        1.53%        1.37%
    Portfolio Turnover Rate                                    37%          22%          22%          31%          28%
=======================================================================================================================

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International in the calculation of its indexes.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FORWARD CURRENCY CONTRACTS: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

    4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Capital Management International provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index. For the year ended August 31, 1998, the advisory fee represented an effective annual basic rate of 0.13% of the fund's average net assets before an increase of $2,526,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At August 31, 1998, the fund had contributed capital of $1,519,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 2.2% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

    Vanguard has asked the fund's investment adviser to direct certain fund trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's administrative expenses. For the year ended August 31, 1998, these arrangements reduced the fund's expenses by $947,000 (an annual rate of 0.01% of average net assets).

D. During the year ended August 31, 1998, the fund purchased $2,559,573,000 of investment securities and sold $2,758,039,000 of investment securities other than temporary cash investments.

    During the year ended August 31, 1998, the fund realized net foreign currency losses of $6,286,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

    Certain of the fund's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Distributions from passive foreign investment company income during the year ended August 31, 1998, were $1,475,000. During the year ended August 31, 1998, the fund realized gains on the sale of passive foreign investment companies of $2,916,000, which were included in 1998 and prior years' distributable net income; accordingly such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

E. At August 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $954,786,000, consisting of unrealized gains of $1,488,604,000 on securities that had risen in value since their purchase and $533,818,000 in unrealized losses on securities that had fallen in value since their purchase.

    The fund had net unrealized foreign currency losses of $594,000 resulting from the translation of other assets and liabilities at August 31, 1998.

F. The market value of securities on loan to broker/dealers at August 31, 1998, was $487,758,000, for which the fund held cash collateral of $530,600,000. Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS


To the Shareholders and                                                [PHOTO]
Board of Trustees of
Vanguard International Growth Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Fund (the "Fund") at August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

September 30, 1998

SPECIAL 1998 TAX INFORMATION (UNAUDITED)
FOR VANGUARD INTERNATIONAL GROWTH FUND

    This information for the fiscal year ended August 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

    The fund distributed $161,776,000 as capital gain dividends (from net long-term capital gains) to shareholders in December 1997. Of the $161,776,000 capital gain dividends, the fund designates $85,222,000 as a 20% rate gain distribution.

    The fund has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on August 31, 1998 are as follows:

                       ---------------------------------------------------------------------
                                                      GROSS FOREIGN                 FOREIGN
                        COUNTRY                         DIVIDENDS                     TAX
                       ---------------------------------------------------------------------
                        Argentina                       $.0012                      $.0000
                        Australia                        .0121                       .0004
                        Austria                          .0006                       .0000
                        Belgium                          .0071                       .0000
                        Brazil                           .0060                       .0005
                        Canada                           .0012                       .0002
                        Chile                            .0014                       .0000
                        Denmark                          .0031                       .0005
                        France                           .0306                       .0000
                        Germany                          .0192                       .0019
                        Hong Kong                        .0305                       .0000
                        Ireland                          .0010                       .0000
                        Italy                            .0073                       .0011
                        Japan                            .0225                       .0036
                        Malaysia                         .0033                       .0009
                        Mexico                           .0038                       .0000
                        Netherlands                      .0446                       .0046
                        Philippines                      .0009                       .0002
                        Singapore                        .0055                       .0015
                        South Korea                      .0010                       .0002
                        Spain                            .0076                       .0011
                        Sweden                           .0057                       .0008
                        Switzerland                      .0286                       .0043
                        United Kingdom                   .0718                       .0111
                       ---------------------------------------------------------------------

The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1998. Shareholders will receive more detailed information along with their Form 1099-DIV in January 1999.

                              TRUSTEES AND OFFICERS


JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman, Chief Executive Officer, and Director of The Vanguard Group, Inc., and Trustee of each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JoANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.


                               OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


                             OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


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

                                    VANGUARD
                                   MILESTONES

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                              The Vanguard Group is
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                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
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                        and forerunner of today's family
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                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

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                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                           The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


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Q810-10/15/1998

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